UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2025

MasterCraft Boat Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive
Vonore, Tennessee		37885
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 884-2221

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCFT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2025, MasterCraft Boat Holdings, Inc. (the “Company”) announced that current President of the Company’s Pontoon segment, George Steinbarger, departed the Company effective February 24,2025. In connection with Mr. Steinbarger’s departure, the Company expects to enter into a Severance and Release Agreement (the “Severance Agreement”). Pursuant to the Severance Agreement, which includes a general release of claims by Mr. Steinbarger against the Company, Mr. Steinbarger will be eligible to receive a one-time lump sum payment of $102,500. Mr. Steinbarger will also be entitled to 4,664 shares of common stock underlying restricted stock awards that were scheduled to vest on March 4, 2025. The Separation Agreement provides Mr. Steinbarger with 21 days in which to review the Severance Agreement prior to accepting it. The Severance Agreement further provides that Mr. Steinbarger shall have the opportunity to revoke his acceptance of the Severance Agreement within seven calendar days of his execution thereof. The foregoing summary of the Severance Agreement is qualified in its entirety by the full text of the agreement, a form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

On February 24, 2025, the Company announced that Mike O’Connell, Senior Vice President of Operational Excellence at MasterCraft, will take on the additional role of President of the Company’s Pontoon Segment, effective February 24, 2025. The Company issued a press release on February 24, 2025, announcing the above changes, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished as part of this report:

Exhibit Number	Description

10.1	Form of Severance and Release Agreement
99.1	Press Release dated February 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCRAFT BOAT HOLDINGS, INC.

Date:	February 24, 2025	By:	/s/ TIMOTHY M. OXLEY
Timothy M. Oxley Chief Financial Officer, Treasurer and Secretary